================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 1999

                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
             ------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  ---------------------------------------------
                      (Issuer with respect to Certificates)

          New York                      33-93570                 13-2633612
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                  270 Park Avenue, New York, New York             10017
                ----------------------------------------        ----------
                (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000
================================================================================

Item 5.  Other Events:

         On July 15, 1999, Chase Manhattan Home Equity Loan Trust 1995-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.03 of the Pooling and Servicing Agreement is being filed as exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits     Description
            --------     -----------
              20.1       Monthly Certificateholders statement with respect to
                         the July 15, 1999 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 30, 1999

                                             The Chase Manhattan Bank,
                                             as Servicer


                                             By: Chase Manhattan Mortgage
                                                 Corporation


                                             By:    /S/ Richard P. Dargan
                                                    ----------------------------
                                             Name:  Richard P. Dargan
                                             Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.      Description
-----------      -----------
20.1             Certificateholder Report dated July 15, 1999 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.